UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2006

Genius Products, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27915	33-0852923
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2230 Broadway Santa Monica, California	90404
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 453-1222

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 19, 2006, Genius Products, Inc. (the “Company”) issued a press release discussing earnings and revenue guidance for 2006 and 2007. A copy of the press release is attached as Exhibit 99.1 to this report and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Genius Products, Inc., dated September 19, 2006*

* Exhibit 99.1 is being furnished to the Securities and Exchange Commission (“SEC”) and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  GENIUS PRODUCTS, INC.

Date: September 19, 2006        By: /s/ John Mueller
 John Mueller
 Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Genius Products, Inc., dated September 19, 2006*

* Exhibit 99.1 is being furnished to the Securities and Exchange Commission (“SEC”) and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.